==============================================================================
                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC  20549

                                   FORM 8-K

                                CURRENT REPORT
   Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported)
                              April 15, 2005


                           PRESIDENT CASINOS, INC.
              (Exact Name of Registrant as Specified in Charter)


        DELAWARE                   0-20840                      51-0341200
(State of Incorporation)     (Commission File No.)            (IRS Employer
                                                           Identification No.)


802 North First Street, St. Louis, Missouri                      63102
 (Address of principal executive officer)                      (Zip Code)


Registrant=s telephone number including area code:  (314) 622-3000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


==============================================================================

Item 2.01      Completion of Acquisition or Disposition of Assets

  On April 15, 2005, President Casinos, Inc., a Delaware corporation (the ACompany@) announced that it had consummated the sale of substantially all of the assets utilized in its Biloxi, Mississippi operations to Broadwater Development, LLP (the APurchaser@). The sale was consummated pursuant to the terms and conditions of a Sale and Purchase Agreement, dated as of November 15, 2004, by and between The President Riverboat Casino-Mississippi (APresident Mississippi@), Vegas Vegas, Inc. (AVVI@), President Broadwater Hotel, LLC (APBLLC,@ and collectively with President Mississippi and VVI, the ASellers@) and Purchaser, as amended by that certain Amendment to Sale and Purchase Agreement dated as of November 19, 2004, and that certain Amendment to Sale and Purchase Agreement dated as of November 29, 2004 (collectively, the ASale Agreement@). Pursuant to the Sale Agreement, the Purchaser acquired from the Sellers substantially all of the real and personal property associated with the Company=s Biloxi, Mississippi operations. Under the terms of the Sale Agreement, the purchase price for the was approximately $82.0 million, subject to certain post-closing adjustments. Approximately $6.8 million of the purchase price was paid by Silver Slipper Casino Venture LLC, which acquired the right to purchase the gaming casino assets under a separate transaction with the Purchaser. The consideration payable pursuant to the Sale Agreement was determined through arm=s length negotiations between the parties to the Sale Agreement. J. Edward Connelly and Associates, Inc., an entity controlled by John E. Connelly, the Company's Chairman and Chief Executive Officer, holds a Class B membership interest in PBLLC.

Item 9.01.  Financial Statements and Exhibits

(a)  Not applicable.

(b)  Pro Forma Financial Information.

                           PRESIDENT CASINOS, INC.
                           (DEBTORS-IN-POSSESSION)
        UNAUDITED PRO FORMA CONDENSED AND CONSOLIDATED BALANCE SHEET
                           As of November 30, 2004
                               (in thousands)

                                                       Pro Forma Adjustments
                                                 ----------------------------------
                                  President Casinos,                                   Pro Forma
                                      Inc.(a)    Casino(b)    Hotel(b)      Other     As Adjusted
                                      --------   --------     --------     --------    ----------
ASSETS
Current assets:
  Cash and cash equivalents.........  $ 19,223    $ 6,750     $ 75,250    $(35,713)(c)  $ 21,337
                                                                            (1,032)(d)
                                                                               690 (e)
                                                                             2,114 (f)
                                                                           (45,709)(g)
  Restricted cash...................     2,114         --          --       (2,114)(f)       --
  Restricted short-term investments.       350         --          --       45,945 (g)    46,295
  Prepaid expenses..................       235         --          --          --            235
                                      ---------   ---------   ---------   ---------     ---------
      Total current assets..........    21,922       6,750      75,250     (36,055)       67,867

  Property and equipment, net.......         6         --          --          --              6
  Assets of discontinued operations.    86,882      (8,083)    (38,769)     (2,772)(e)    37,258
                                      ---------   ---------   ---------   ---------     ---------
                                      $108,810    $ (1,333)   $ (2,865)   $(38,827)     $105,131
                                      =========   =========   =========   =========     =========

LIABILITIES AND STOCKHOLDERS= DEFICIT
  Current liabilities:
  Accounts payable..................  $    287    $    --     $    --     $    --       $    287
  Accrued payroll and benefits......       252         --          --          --            252
  Other accrued expenses............       624         --          --          --            624
  Liabilities of discontinued
   operations.......................    51,522        259        1,095     (39,274)(c)    11,520
                                                                            (2,082)(e)
                                      ---------   ---------   ---------   ---------     ---------
      Total current liabilities.....    52,685        259        1,095     (41,356)       12,683

  Minority interest.................    18,673         --          --          --         18,673
                                      ---------   ---------   ---------   ---------     ---------
    Total liabilities not subject
     to compromise.................     71,358         --          --      (41,356)       30,014
                                      ---------   ---------   ---------   ---------     ---------
  Liabilities subject to compromise     91,864         --          --          --         91,864
                                      ---------   ---------   ---------   ---------     ---------
     Total liabilities.............    163,222        259        1,095     (41,356)      123,220
                                      ---------   ---------   ---------   ---------     ---------

  Stockholders= equity (deficit):
  Common stock......................       302         --          --          --            302
  Additional paid-in capital........   101,729         --          --          --        101,729
  Accumulated equity (deficit)......  (156,443)     (1,592)     35,386       2,529      (120,120)
                                      ---------   ---------   ---------   ---------     ---------
      Total stockholders= equity
       (deficit)....................   (54,412)     (1,592)     35,386       2,529       (18,089)
                                      ---------   ---------   ---------   ---------     ---------
                                      $108,810    $ (1,333)   $ 36,481    $(38,827)     $105,131
                                      =========   =========   =========   =========     =========

See accompanying notes to unaudited pro forma condensed and consolidated financial statements.

PAGE> 4
  (a) The President Casinos, Inc. column represents the Company=s historical condensed and consolidated statement of financial position as of November 30, 2004, which includes the historical financial position of the Company=s Biloxi casino and hotel operations as of the date thereof.

  (b) The casino and hotel columns represent the disposition of the Biloxi casino and hotel operations, respectively, on April 15, 2005 to Broadwater Development, LLP (the APurchaser@). The assets disposed of primarily consist of property, plant and equipment. These columns also reflect the receipt of the aggregate consideration from the sale which was $82.0 million in cash. Approximately $6.8 million of the purchase price was paid by Silver Slipper Casino Venture LLC, which acquired the right to purchase the gaming casino assets under a separate transaction with the Purchaser. The net gain on the disposition of the Biloxi operations was approximately $33.9 million.
Included in these adjustments are transaction costs which are primarily comprised of financial advisor fees, approximating $1.0 million. VEGAS VEGAS, Inc. is included in the hotel column.

  (c) Represents cash proceeds from the disposition for repayment of principal and interest on the indebtedness of the hotel.

  (d)  Represents payment of commissions for the sale.

  (e) Represents the exchange of certain casino and hotel operations= prepaid expenses, other assets and accrued expenses for cash from the Purchaser at cost and therefore, did not impact the net gain recognized associated with this disposition. Such amounts are in addition to the sale of property, plant and equipment discussed in note (b) above.

  (f) Represents reclassification of the hotel=s cash which was restricted under the indebtedness agreement discussed in (c).

  (g) Represents purchase of short-term investments restricted for the future payment of the Company=s liabilities.

                           PRESIDENT CASINOS, INC.
                           (DEBTORS-IN-POSSESSION)
    UNAUDITED PRO FORMA CONDENSED AND CONSOLIDATED STATEMENT OF OPERATIONS
              For the Nine-Month Period ended November 30, 2004
                   (in thousands, except per share data)


                                                       Pro Forma Adjustments
                                                 ----------------------------------
                                 President Casinos,                                    Pro Forma
                                       Inc.(a)   Casino(b)    Hotel(b)      Other    As Adjusted
                                      --------   --------     --------     --------    ---------

OPERATING REVENUES - NET...........   $    --     $    --     $    --     $    --       $    --
                                      ---------   ---------   ---------   ---------     ---------
OPERATING EXPENSES:
  Selling, general and
    administrative.................      1,916         --          --          --          1,916
  Depreciation and amortization....          3         --          --          --              3
                                      ---------   ---------   ---------   ---------     ---------
      Total operating expenses.....      1,919         --          --          --          1,919
                                      ---------   ---------   ---------   ---------     ---------
  Operating loss...................     (1,919)        --          --          --         (1,919)
  Interest, net....................          7         --          --          --              7
  Reorganization costs.............       (825)        --          --          --           (825)
                                      ---------   ---------   ---------   ---------    ---------
INCOME (LOSS) BEFORE MINORITY
   INTEREST AND DISCONTINUED
   OPERATIONS......................     (2,737)        --          --          --         (2,737)
  Minority interest................     (1,020)        --          --        1,020(c)        --
                                      ---------   ---------   ---------   ---------     ---------
LOSS FROM CONTINUING OPERATIONS....     (3,757)        --          --        1,020        (2,737)
                                      ---------   ---------   ---------   ---------     ---------
INCOME (LOSS) FROM
DISCONTINUED OPERATIONS............      1,694        (290)      2,051      37,678(d)     41,113
                                      ---------   ---------   ---------   ---------     ---------
NET INCOME (LOSS)..................   $ (2,063)   $   (290)    $ 2,051   $  38,698      $ 38,396
                                      =========   =========   =========   =========     =========
Basic and diluted net loss per
  share from continuing operations    $  (0.75)                                          $ (0.54)
Basic and diluted net income
  (loss) per share from
  discontinued operations..........        .34                                              8.17
                                      ---------                                         ---------
Basic and diluted earnings
  (loss) per share.................   $  (0.41)                                         $   7.63
                                      =========                                         =========
Weighted average number of
      shares outstanding (e).......      5,033                                             5,033
                                      =========                                         =========

See accompanying notes to unaudited pro forma condensed and consolidated financial statements.

  (a) The President Casinos, Inc. column represents the Company=s historical consolidated statement of operations for the year ended February 29, 2004, which includes the historical financial position of the Company=s Biloxi casino and hotel operations for the period indicated.

  (b) The Casino and Hotel columns represent the elimination of the Biloxi casino and hotel operations, respectively. VEGAS VEGAS, Inc. is included in the hotel operations.

  (c) Represents the elimination of the minority interest expense associated with the Class B Unit in which the Chairman of the Company has preferred rights to certain cash flows.

  (d) Includes a net gain recorded on the disposition of the Biloxi casino, hotel and development operations of $34.1 million and a gain on retirement of debt of $3.6 million.

  (e) The weighted average shares outstanding do not give effect to any stock options on the Company=s common stock because, due to the average market price of the Company=s common stock being below the exercise price of the options during the period, the inclusion of such shares as common stock equivalents would be anti-dilutive.

                           PRESIDENT CASINOS, INC.
                           (DEBTORS-IN-POSSESSION)
    UNAUDITED PRO FORMA CONDENSED AND CONSOLIDATED STATEMENT OF OPERATIONS
                     For the Year ended February 29, 2004
                     (in thousands, except per share data)


                                                       Pro Forma Adjustments
                                                 ----------------------------------
                                 President Casinos,                                    Pro Forma
                                       Inc.(a)   Casino(b)    Hotel(b)      Other    As Adjusted
                                      --------   --------     --------     --------    ---------

OPERATING REVENUES - NET...........   $    --     $    --     $    --     $    --       $    --
                                      ---------   ---------   ---------   ---------     ---------
OPERATING EXPENSES:
  Selling, general and
    administrative.................      2,899         --          --          --          2,899
  Depreciation and amortization....          5         --          --          --              5
                                      ---------   ---------   ---------   ---------     ---------
      Total operating expenses.....      2,904         --          --          --          2,904
                                      ---------   ---------   ---------   ---------     ---------
  Operating loss...................     (2,904)        --          --          --         (2,904)
  Interest, net....................         17         --          --          --             17
  Reorganization costs.............       (342)        --          --          --           (342)
                                      ---------   ---------   ---------   ---------    ---------
INCOME (LOSS) BEFORE MINORITY
   INTEREST AND DISCONTINUED
   OPERATIONS......................     (3,229)        --          --          --         (3,229)
  Minority interest................     (1,306)        --          --        1,306 (c)       --
                                      ---------   ---------   ---------   ---------     ---------
LOSS FROM CONTINUING OPERATIONS....     (4,535)        --          --        1,306        (3,229)
                                      ---------   ---------   ---------   ---------     ---------
INCOME (LOSS) FROM
DISCONTINUED OPERATIONS............      1,800      (2,324)      2,694      37,631 (d)    39,061
                                      ---------   ---------   ---------   ---------     ---------
NET INCOME (LOSS)..................   $ (2,735)   $ (2,324)   $  2,694    $ 38,937      $ 35,832
                                      =========   =========   =========   =========     =========
Basic and diluted net loss per
  share from continuing operations    $  (0.90)                                          $ (0.64)
Basic and diluted net income
  (loss) per share from
  discontinued operations..........        .36                                              7.76
                                      ---------                                         ---------
Basic and diluted earnings
  (loss) per share.................   $  (0.54)                                         $   7.12
                                      =========                                         =========
Weighted average number of
      shares outstanding (e).......      5,033                                             5,033
                                      =========                                         =========

See accompanying notes to unaudited pro forma condensed and consolidated financial statements.

  (a) The President Casinos, Inc. column represents the Company=s historical consolidated statement of operations for the year ended February 29, 2004, which includes the historical financial position of the Company=s Biloxi casino and hotel operations for the period indicated.

  (b) The Casino and Hotel columns represent the elimination of the Biloxi casino and hotel operations, respectively. VEGAS VEGAS, Inc. is included in the hotel operations.

  (c) Represents the elimination of the minority interest expense associated with the Class B Unit in which the Chairman of the Company has preferred rights to certain cash flows.

  (d) Includes a net gain recorded on the disposition of the Biloxi casino, hotel and development operations of $32.2 million, a gain of retirement of debt of $4.7 million and elimination of certain intercompany transactions of $0.7 million.

  (e) The weighted average shares outstanding do not give effect to any stock options on the Company=s common stock because, due to the average market price of the Company=s common stock being below the exercise price of the options during the period, the inclusion of such shares as common stock equivalents would be anti-dilutive.



Item 9.01.  Financial Statements and Exhibits (Continued)

(c)  Exhibits

     See Exhibit Index.

                                 SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 21, 2005

                                 PRESIDENT CASINOS, INC.

                                 By: /s/ Ralph J. Vaclavik
                                 -------------------------------------------
                                 Ralph J. Vaclavik, Senior Vice President
                                 and Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit
Number     Description

 2.1 Sale and Purchase Agreement, dated as of November 15, 2004, by and among The President Riverboat Casino-Mississippi, Vegas Vegas, Inc., President Broadwater Hotel, LLC and Broadwater Properties, LLC, filed as Exhibit 2.1 to Current Report on Form 8-K dated November 15, 2004 is incorporated herein by reference.

 2.2 Amendment to Sale and Purchase Agreement, dated as of November 29, 2004, filed as Exhibit 2.1 to Current Report on Form 8-K dated November 29, 2004 is incorporated herein by reference.

 99.1  Press Release dated April 15, 2005.